Munder S&P® MidCap Index Equity Fund

Munder S&P® SmallCap Index Equity Fund

Supplement Dated August 11, 2006

To Statement of Additional Information (“SAI”)

Dated April 30, 2006

This Supplement Supercedes the Supplement Dated August 7, 2006

Under the heading “INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS—Portfolio Managers”, which begins on page 30 of the SAI, the first sentence is hereby replaced in its entirety with the following:

Kenneth A. Schluchter III, Kevin K. Yousif and Lei (“Michael”) Liao of World Asset Management (“WAM”), a division of the Advisor, are the members of the portfolio management teams for the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund.

In addition, under the heading “INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS—Portfolio Managers”, which begins on page 30 of the SAI, the table is hereby supplemented with the following:

The following table lists the number and types of accounts managed by Mr. Liao and assets under management in those accounts as of June 30, 2006:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)		Total Assets Managed* ($ millions)
Lei (“Michael”) Liao	3	320.2	10	1,291.0	3	0	**	1,611.2

*If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted more than once.

**Amount is less than $100,000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.